UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

VISTRA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Vistra Corp. 2016 Omnibus Incentive Compensation Plan

As disclosed in Item 5.07 below, the shareholders of Vistra Corp. (the “Company”) approved an amendment to the Vistra Corp. 2016 Omnibus Incentive Plan (as amended or amended and restated from time to time, the “Plan”) at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company on May 1, 2024. The amendment to the Plan was summarized in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2024 (the “Proxy Statement”) under the heading “Proposal 4: Approval of an Amendment to the Company’s 2016 Omnibus Incentive Plan” and reflected in Appendix A to the Proxy Statement. The description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 1, 2024, the Company held its 2024 Annual Meeting of Stockholders, at which a quorum was present. The final voting results regarding each proposal are set forth in the following tables.

Proposal One - Election of Directors - Voting results for Proposal One were as follows:

Scott B. Helm:

For	Against	Abstain	Broker Nonvotes
307,368,437	1,085,691	197,491	16,610,673

Hilary E. Ackermann:

For	Against	Abstain	Broker Nonvotes
296,030,267	12,414,731	206,621	16,610,673

Arcilia C. Acosta:

For	Against	Abstain	Broker Nonvotes
306,756,347	1,689,237	206,035	16,610,673

Gavin R. Baiera:

For	Against	Abstain	Broker Nonvotes
307,741,030	705,076	205,513	16,610,673

Paul M. Barbas:

For	Against	Abstain	Broker Nonvotes
306,485,990	1,967,200	198,429	16,610,673

James A. Burke:

For	Against	Abstain	Broker Nonvotes
308,112,254	353,050	186,315	16,610,673

Lisa Crutchfield:

For	Against	Abstain	Broker Nonvotes
307,763,525	687,549	200,545	16,610,673

Julie A. Lagacy:

For	Against	Abstain	Broker Nonvotes
308,022,772	417,264	211,583	16,610,673

John W. (Bill) Pitesa:

For	Against	Abstain	Broker Nonvotes
308,353,454	98,667	199,498	16,610,673

John R. Sult:

For	Against	Abstain	Broker Nonvotes
307,759,299	689,663	202,657	16,610,673

As a result, Scott B. Helm, Hilary E. Ackermann, Arcilia C. Acosta, Gavin R. Baiera, Paul M. Barbas, James A. Burke, Lisa Crutchfield, Julie A. Lagacy, John W. (Bill) Pitesa and John R. Sult were elected to the Board.

Proposal Two - Approval, on an Advisory Basis, of Named Executive Officer Compensation. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
304,395,966	3,365,159	890,494	16,610,673

As a result, the compensation of the named executive officers was approved on an advisory basis.

Proposal Three - Approval, on an Advisory Basis, whether the Advisory Stockholder Vote on the Compensation of Named Executive Officers Should Occur Every One, Two or Three Years. Voting results were as follows:

1 yr	2 yrs	3 yrs	Abstain	Broker Nonvotes
298,543,802	470,539	9,435,372	201,905	16,610,673

Consistent with the recommendations of the Company’s Board of Directors and the vote of the stockholders, the Company will hold future advisory votes on executive compensation every year until the next vote on the frequency of stockholder votes on named executive compensation.

Proposal Four – Approval of an Amendment to the Company’s Omnibus Incentive Plan to Increase the Number of Shares Available for Issuance to Plan Participants. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
297,393,823	10,435,667	822,129	16,610,673

As a result, the amendment to the Plan to increase the number of shares available for issuance to plan participants was approved.

Proposal Five - Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2024. Voting results were as follows:

For	Against	Abstain
318,479,492	6,595,792	187,008

As a result, the Company’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was ratified.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description

10.1	Amended and Restated Vistra Corp. 2016 Omnibus Incentive Plan, effective as of May 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 6, 2024

VISTRA CORP.

By:	/s/ Yuki Whitmire
Name:	Yuki Whitmire
Title:	Vice President, Associate General Counsel, and Corporate Secretary